                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            PointCast Incorporated
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            (Exact name of Registrant as specified in its charter)


                Delaware                                77-0315081
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                               501 Macara Avenue
                              Sunnyvale, CA 94086
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             (Address of principal executive offices)  (Zip Code)

       Securities to be registered pursuant to Section 12(b) of the Act:

                                     None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c) check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [X]

Securities to be registered pursuant to Section 12(g) of the Act:

                                 Common Stock
                               (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          The class of securities to be registered hereunder is Common Stock, $.001 par value per share, of PointCast Incorporated (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-52663), as originally filed or subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on May 14, 1998, is incorporated herein by reference.

Item 2.   Exhibits
          --------

 Number                                   Description
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3.1 /1/         Certificate of Incorporation of the Registrant
3.2 /1/         Bylaws of Registrant










___________

/1/ Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1.


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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  May 28, 1998

                                 POINTCAST INCORPORATED



                                 By:  /s/ Philip J. Koen
                                    -----------------------------------------
                                      Philip J. Koen, Chief Financial Officer

                                      -3-
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                               Index to Exhibits
                               -----------------


 Exhibit
   No.                                    Exhibit
---------       ---------------------------------------------------------------

   3.1 /1/      Certificate of Incorporation of the Registrant
   3.2 /1/      Bylaws of Registrant

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______________

/1/ Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1.